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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion in this Form 10-K our our report dated March 26, 1997 for our audits of the financial statements of Edwards Capital Company for the five month period ended May 29, 1996 and the year ended December 31, 1995.


                                         /s/ Arthur Andersen LLP


                                         ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 27, 1997